UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

SAXON CAPITAL, INC.

(Exact name of registrant as specified in its charter)

_________________

Maryland	001-32447	30-0228584
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code (804) 967-7400

Formerly Saxon REIT, Inc.

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On May 4, 2005, Saxon Capital, Inc. issued a press release announcing that its wholly owned subsidiary, America's MoneyLine, Inc., entered into an agreement to sell five retail origination branches to Bravo Credit Corporation, a wholly owned subsidiary of ECC Capital, Inc., and to authorize Bravo Credit Corporation to make offers of employment to employees at a sixth retail branch. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events

On May 4, 2005, Saxon Capital, Inc. issued a press release announcing that its wholly owned subsidiary, America's MoneyLine, Inc., entered into an agreement to sell five retail branches to Bravo Credit Corporation, and to authorize Bravo Credit Corporation to make offers of employment to employees at a sixth retail branch. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated May 4, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Chief Financial Officer

Date: May 4, 2005

INDEX TO EXHIBITS

Exhibits

99.1 Press Release dated May 4, 2005.